LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED MARCH 11, 2022

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED NOVEMBER 29, 2021

OF LEGG MASON SMALL-CAP QUALITY VALUE ETF

Important Notice Regarding Change in Investment Policy

This supplement is intended to provide advance notice to shareholders regarding changes to the name, investment objective and principal investment strategies of the Legg Mason Small-Cap Quality Value ETF (the “fund”), as approved by the Board of Trustees (the “Board”) of the Legg Mason ETF Investment Trust (the “Trust”).

Name, Investment Objective and Principal Investment Strategies Changes

On March 3, 2022, the Board approved changes to the fund’s name, investment objective and principal investment strategies, including its 80% investment policy, to reflect the fund’s new investment approach as an actively managed portfolio.

Therefore, effective on or about May 10, 2022 (the “Effective Date”), the fund’s investment objective is to seek to achieve long-term growth of capital and the Prospectus is revised accordingly. In pursuing its new investment objective, the fund will no longer seek to track the investment results of an underlying index and will instead be actively managed. The fund will seek to achieve its investment objective using a proprietary quantitative investment strategy and security selection methodology created by the fund’s investment sub-adviser, Royce & Associates, LP. In connection with these changes, the fund will implement corresponding changes to its principal investment strategies and risks.

Accordingly, as of the Effective Date, the fund will be renamed the Royce Quant Small-Cap Quality Value ETF, and the fund’s 80% investment policy is revised as follows: Under normal market conditions, the fund invests at least 80% of its net assets, plus borrowing for investment purposes, if any, in securities of small capitalization companies or other instruments with similar characteristics.

Additional information regarding the fund’s principal investment strategies and risks under its new investment approach will be provided to shareholders on or around the Effective Date indicated above.

The fund’s fees and expenses will not change as a result of the revisions to the fund’s name, investment objective and principal investment strategies described above.

Please retain this supplement for future reference.

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